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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 29, 2001

                               CVEO Corporation
                -----------------------------------------------
                (Exact name of registrant specified in Charter)

           Delaware                       1-13430               04-1419731
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)

  One Fordham Road, North Reading, MA                                01864
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(Address of principal executive offices)                            Zip Code

   Registrant's telephone, including area code:                978.664.1100
                                                             ----------------

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        (Former name and former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     Pursuant to Bankruptcy Rule 2015, on June 29, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending May 31, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     . Schedule of Cash Receipts and Disbursements January 22, 2001 to May 31, 2001.

     .    Consolidated Balance Sheet as of May 31, 2001

     . Consolidated Income Statement for the month of May 2001 and year to date.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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          99.1      Financial Information

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on July 3, 2001.

                                   CVEO CORPORATION


                                   By: /s/ James E. Lawlor
                                       -------------------
                                       James E. Lawlor
                                       Senior Vice President and
                                       Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS


Exhibit                                 Page
---------     ---------------------     ----
  99.1        Financial Information       1